UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22106

Tortoise Power and Energy Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  February 28, 2017

Item 1. Schedule of Investments.

Tortoise Power and Energy Infrastructure Fund, Inc.
SCHEDULE OF INVESTMENTS (Unaudited)

	February 28, 2017
	Principal Amount/Shares	Fair Value
Corporate Bonds - 64.2%(1)
Crude Oil Pipelines - 7.2%(1)
Canada - 3.9%(1)
Enbridge Inc., 4.250%, 12/01/2026	$2,000,000	$2,064,820
Gibson Energy Inc., 6.750%, 07/15/2021(2)	4,500,000	4,668,750
United States - 3.3%(1)
SemGroup Corp., 7.500%, 06/15/2021	5,450,000	5,695,250
		12,428,820
Natural Gas/Natural Gas Liquids Pipelines - 23.3%(1)
Canada - 4.2%(1)
TransCanada Corporation, 5.625%, 05/20/2075	7,000,000	7,287,000
United States - 19.1%(1)
Cheniere Corp., 7.000%, 06/30/2024(2)	4,000,000	4,480,000
Cheniere Corp., 5.875%, 03/31/2025(2)	2,000,000	2,115,000
Columbia Pipeline Group, Inc., 3.300%, 06/01/2020	2,000,000	2,039,002
Florida Gas Transmission Co., LLC, 5.450%, 07/15/2020(2)	1,500,000	1,613,185
Kinder Morgan, Inc., 6.500%, 09/15/2020	4,000,000	4,499,960
Midcontinent Express Pipeline LLC, 6.700%, 09/15/2019(2)	2,000,000	2,140,000
ONEOK, Inc., 4.250%, 02/01/2022	4,500,000	4,635,000
ONEOK, Inc., 7.500%, 09/01/2023	2,000,000	2,375,000
Rockies Express Pipeline, LLC, 6.000%, 01/15/2019(2)	4,000,000	4,200,000
Ruby Pipeline, LLC, 6.000%, 04/01/2022(2)	1,500,000	1,591,050
Southern Star Central Corp., 5.125%, 07/15/2022(2)	3,000,000	3,052,500
		40,027,697
Natural Gas Gathering/Processing - 9.0%(1)
United States - 9.0%(1)
Blue Racer Midstream, LLC, 6.125%, 11/15/2022(2)	4,000,000	4,070,000
DCP Midstream LLC, 9.750%, 03/15/2019(2)	4,000,000	4,510,000
The Williams Companies, Inc., 7.875%, 09/01/2021	5,000,000	5,775,000
The Williams Companies, Inc., 4.550%, 06/24/2024	1,000,000	1,015,000
		15,370,000
Oil and Gas Production - 3.1%(1)
United States - 3.1%(1)
Carrizo Oil & Gas, Inc., 7.500%, 09/15/2020	1,000,000	1,032,500
EQT Corporation, 8.125%, 06/01/2019	2,000,000	2,241,754
PDC Energy Company, 6.125%, 09/15/2024(2)	2,000,000	2,065,000
		5,339,254
Power/Utility - 19.1%(1)
United States - 19.1%(1)
The AES Corporation, 5.500%, 04/15/2025	4,000,000	4,050,000
CMS Energy Corp., 8.750%, 06/15/2019	5,185,000	5,937,276
Dominion Resources, Inc., 5.750%, 10/01/2054	4,000,000	4,190,000
Duquesne Light Holdings, Inc., 6.400%, 09/15/2020(2)	3,000,000	3,356,253
Duquesne Light Holdings, Inc., 5.900%, 12/01/2021(2)	2,000,000	2,238,582
NRG Energy, Inc., 6.250%, 07/15/2022	5,000,000	5,087,500
NRG Yield Operating LLC, 5.375%, 08/15/2024	2,500,000	2,562,500
NV Energy, Inc., 6.250%, 11/15/2020	1,000,000	1,129,295
Pattern Energy Group Inc., 5.875%, 02/01/2024(2)	1,000,000	1,026,250
Wisconsin Energy Group, Inc., 6.250%, 05/15/2067	3,450,000	3,143,813
		32,721,469
Refined Product Pipelines - 2.5%(1)
United States - 2.5%(1)
HollyFrontier Corporation, 5.875%, 04/01/2016	4,000,000	4,277,968

Total Corporate Bonds (Cost $105,135,303)		110,165,208

Master Limited Partnerships and Related Companies - 38.6%(1)
Crude Oil Pipelines - 11.9%(1)
United States - 11.9%(1)
Enbridge Energy Management, L.L.C.(3)	464,134	8,075,926
Genesis Energy, L.P.	54,067	1,829,627
Plains All American Pipeline, L.P.	125,439	4,024,083
Shell Midstream Partners, L.P.	29,307	960,097
Sunoco Logistics Partners L.P.	140,506	3,559,017
Tesoro Logistics LP	34,009	1,915,047
		20,363,797
Natural Gas/Natural Gas Liquids Pipelines - 11.1%(1)
United States - 11.1%(1)
Energy Transfer Equity, L.P.(2)	30,902	541,712
Energy Transfer Partners, L.P.	226,887	8,578,598
Enterprise Products Partners L.P.	145,712	4,084,307
EQT Midstream Partners, LP	4,770	375,972
ONEOK Partners, L.P.	95,566	5,005,747
Spectra Energy Partners, LP	8,708	389,509
		18,975,845
Natural Gas Gathering/Processing - 9.6%(1)
United States - 9.6%(1)
DCP Midstream Partners, LP	52,040	2,039,968
EnLink Midstream Partners, LP	22,400	419,328
MPLX LP	115,258	4,288,750
Noble Midstream Partners LP	17,176	834,754
Rice Midstream Partners LP	127,248	3,131,573
Western Gas Partners, LP	18,799	1,168,734
Williams Partners L.P.	116,067	4,677,500
		16,560,607
Refined Product Pipelines - 6.0%(1)
United States - 6.0%(1)
Buckeye Partners, L.P.	39,679	2,734,677
Holly Energy Partners, L.P.	70,096	2,517,848
Magellan Midstream Partners, L.P.	34,561	2,678,823
NuStar Energy L.P.	2,015	105,264
Phillips 66 Partners LP	24,755	1,377,121
Valero Energy Partners LP	19,193	939,689
		10,353,422

Total Master Limited Partnerships and Related Companies (Cost $44,028,139)		66,253,671

Common Stock - 21.8%(1)
Crude Oil Pipelines - 10.3%(1)
United States - 10.3%(1)
Enbridge Inc.	121,249	5,074,270
Plains GP Holdings, L.P.(4)	308,070	10,126,261
SemGroup Corporation	71,922	2,528,058
		17,728,589
Natural Gas/Natural Gas Liquids Pipelines - 4.8%(1)
United States - 4.8%(1)
ONEOK, Inc.	82,789	4,474,745
Tallgrass Energy GP, LP	133,814	3,801,656
		8,276,401
Natural Gas Gathering/Processing - 6.1%(1)
United States - 6.1%(1)
EnLink Midstream LLC	125,234	2,404,493
Targa Resources Corp.	101,276	5,722,094
The Williams Companies, Inc.	83,852	2,376,366
		10,502,953
Refined Product Pipelines - 0.6%(1)
United States - 0.6%(1)
VTTI Energy Partners LP	50,626	926,456

Total Common Stock (Cost $31,103,228)		37,434,399

Preferred Stock - 4.3%(1)
Natural Gas Gathering/Processing - 1.1%(1)
United States - 1.1%(1)
Targa Resources Corp., 9.500%(2)(5)	1,685	1,908,204

Natural Gas/Natural Gas Liquids Pipelines - 1.3%(1)
United States - 1.3%(1)
Kinder Morgan, Inc., 9.750%, 10/26/2018	44,949	2,189,016

Oil and Gas Production - 0.6%(1)
United States - 0.6%(1)
Anadarko Petroleum Corporation, 7.500%, 06/07/2018	24,400	1,065,060

Power/Utility - 1.3%(1)
United States - 1.3%(1)
DTE Energy, 6.500%, 10/01/2019	39,600	2,138,400

Total Preferred Stock (Cost $5,937,670)		7,300,680

Short-Term Investment - 0.1%(1)
United States Investment Company - 0.1%(1)
Government & Agency Portfolio - Institutional Class, 0.47%(6) (Cost $121,791)	121,791	121,791

Total Investments - 129.0%(1) (Cost $186,326,131)		221,275,749
Interest Rate Swap Contracts - (0.0)%(1)
$21,000,000 notional - net unrealized depreciation		(53,503)
Other Assets and Liabilities - 0.8%(1)		1,443,589
Credit Facility Borrowings - (29.8)%(1)		(51,100,000)
Total Net Assets Applicable to Common Stockholders - 100.0%(1)		$171,565,835

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $43,576,486, which represents 25.4% of net assets.
(3) Security distributions are paid-in-kind.
(4)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $53,503.
(5)	Securities have been valued in accordance with fair value procedures.
(6) Rate indicated is the current yield as of February 28, 2017.

Various inputs are used in determining the fair value of the Company’s investments and financial instruments.  These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 – significant unobservable inputs (including the Company's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of February 28, 2017.  These assets and liabilities are measured on a recurring basis.

Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate Bonds(a)	$-	$110,165,208	$-	$110,165,208
Master Limited Partnerships and Related Companies(a)	65,711,959	541,712	-	66,253,671
Common Stock(a)	37,434,399	-	-	37,434,399
Preferred Stock(a)	5,392,476	-	1,908,204	7,300,680
Short-Term Investment(b)	121,791	-	-	121,791
Total Assets	$108,660,625	$110,706,920	$1,908,204	$221,275,749
Liabilities
Interest Rate Swap Contracts	$-	$53,503	$-	$53,503

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The Company utilizes the beginning of reporting period method for determining transfers between levels.  During the period ended February 28, 2017, Rice Midstream Partners LP common units held by the Company, in the amount of $2,019,828 were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Rice Midstream Partners LP.  There were no other transfers between levels for the Company during the period ended February 28, 2017.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Company primarily owns securities that are listed on a securities exchange or are traded in the over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company's ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using certain fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company's portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security's liquidity and fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity.  Unobservable inputs shall reflect the Company’s own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs shall be developed based on the best information available in the circumstances, which might include the Company’s own data. The Company’s own data shall be adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.  Due to the inherent uncertaintly of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

The Company generally values debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates market value.

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended February 28, 2017.

	Preferred Stock	Warrants
Balance – beginning of period	$1,740,791	$1,135,487
Purchases	-	-
Return of capital	(40,019)	-
Sales	-	(1,221,957)
Total realized gains	-	978,372
Change in unrealized gains	207,432	(891,902)
Balance – end of period	$1,908,204	$-

$207,432 of unrealized gains relate to investments that are still held at the end of the reporting period.

Certain of the Company’s investments are restricted and are valued as determined in accordance with fair value procedures.  The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at February 28, 2017.

Investment Security	Investment Type	Principal Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	Fair Value as Percent of Net Assets
Blue Racer Midstream, LLC, 6.125%, 11/15/2022*	Corporate Bond	$4,000,000	06/23/16-07/29/16	$3,810,000	$4,070,000	2.4%
Cheniere Corp., 7.000%, 06/30/2024*	Corporate Bond	$4,000,000	05/19/16-10/24/16	4,207,500	4,480,000	2.6
Cheniere Corp., 5.875%, 03/31/2025*	Corporate Bond	$2,000,000	12/6/16	2,000,000	2,115,000	1.2
DCP Midstream LLC, 9.750%, 03/15/2019*	Corporate Bond	$4,000,000	08/07/09-08/16/12	3,674,870	4,510,000	2.6
Duquesne Light Holdings, Inc., 6.400%, 09/15/2020*	Corporate Bond	$3,000,000	11/30/11	3,180,330	3,356,253	2.0
Duquesne Light Holdings, Inc., 5.900%, 12/01/2021*	Corporate Bond	$2,000,000	11/18/11-12/05/11	2,074,420	2,238,582	1.3
Florida Gas Transmission Co., LLC, 5.450%, 07/15/2020*	Corporate Bond	$1,500,000	07/08/10-01/04/11	1,551,220	1,613,185	0.9
Gibson Energy Inc., 6.750%, 07/15/2021*	Corporate Bond	$4,500,000	06/26/13-07/01/13	4,459,760	4,668,750	2.7
Midcontinent Express Pipeline, LLC, 6.700%, 09/15/2019*	Corporate Bond	$2,000,000	09/09/09-03/02/10	2,061,010	2,140,000	1.3
Pattern Energy Group Inc., 5.875%, 02/01/2024*	Corporate Bond	$1,000,000	01/20/17-01/24/17	1,011,875	1,026,250	0.6
PDC Energy Company, 6.125%, 09/15/2024*	Corporate Bond	$2,000,000	09/28/16	2,047,500	2,065,000	1.2
Rockies Express Pipeline, LLC, 6.000%, 01/15/2019*	Corporate Bond	$4,000,000	08/03/15	4,130,000	4,200,000	2.5
Ruby Pipeline, LLC, 6.000%, 04/01/2022*	Corporate Bond	$1,500,000	09/17/12	1,616,250	1,591,050	0.9
Southern Star Central Corp., 5.125%, 07/15/2022*	Corporate Bond	$3,000,000	06/17/14	3,041,250	3,052,500	1.8
Energy Transfer Equity, L.P.	Master Limited Partnership	30,902	01/12/17	556,236	541,712	0.3
Targa Resources Corp., 9.500%	Preferred Stock	1,685	03/16/16	1,491,965	1,908,204	1.1
				$40,914,186	$43,576,486	25.4%
*Security is eligible for resale under Rule 144A under the 1933 Act.
As of February 28, 2017, the aggregate cost of securities for federal income tax purposes was $177,672,911. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $44,729,599, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $1,126,761 and the net unrealized appreciation was $43,602,838.

Item 2. Controls and Procedures.

(a)
The registrant’s Chief Executive Officer and its Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tortoise Power and Energy Infrastructure Fund, Inc.

Date: April 28, 2017	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Tortoise Power and Energy Infrastructure Fund, Inc.

Date: April 28, 2017	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer

Tortoise Power and Energy Infrastructure Fund, Inc.

Date: April 28, 2017	By:	/s/ Brent Behrens
Brent Behrens
Principal Financial Officer and Treasurer